UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2024

Kaival Brands Innovations Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40641	83-3492907
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4460 Old Dixie Highway

Grant-Valkaria, Florida 32949

(Address of principal executive office, including zip code)

Telephone: (833) 452-4825

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	KAVL	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2024, Kaival Brands Innovations Group, Inc. (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers set forth on the signature page thereto (the “Purchasers) for the purchase and sale of an aggregate of $5,393,250 of the Company’s securities consisting of 3,525,000 units (the “Units’). With respect to (i) 1,350,000 of the Units (the “Common Units”), each such Common Unit consisted of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and one and one-half common warrants (“Common Warrants”) to purchase one and one-half shares of Common Stock and (ii) the other 2,175,000 Units (the “Pre-funded Units”), each such Pre-funded Unit consisted of a pre-funded warrant (“Pre-funded Warrant”) to purchase one share of Common Stock and one and one-half Common Warrants. Pursuant to the Purchase Agreement, the Common Units were sold at a purchase price of $1.53 per Unit and the Pre-funded Units were sold at a purchase price of $1.529 per Unit. The sale of the Units to the Purchasers closed on June 24, 2024 (the “Closing Date”). The Company also sold 396,500 units to additional investors who did not enter into the Purchase Agreement and relied on this Registration Statement (as defined below) in connection with the purchase of the securities under the same terms sold to Purchasers The sale by the Company of securities pursuant to the Purchase Agreement combined with the concurrent sale of securities by the Company outside of the Purchase Agreement is referred to herein as the “Offering.” The aggregate gross proceeds to the Company from the Offering were approximately $5,999,895, before deducting placement agent fees and expenses and other transaction costs.

The shares of Common Stock, the Common Warrants, the Pre-funded Warrants and the shares of Common Stock issuable upon the exercise of Common Warrants or Pre-funded Warrants were offered and sold under the Registration Statement on Form S-1, as amended (No. 333-279045), initially filed by the Company with the Securities and Exchange Commission (“SEC”) on May 1, 2024 and declared effective on June 21, 2024 and the Registration Statement on Form S-1MEF (No. 333-280372), which was filed and became effective on June 21, 2024.

The Common Warrants have an initial exercise price of $1.53 per share (equal to 100% of the public offering price of each unit sold in this offering), are exercisable immediately and will expire five years from the date of issuance. However, if, on the date that is 30 calendar days immediately following the Closing Date (the “Reset Date”), the Reset Price (as defined below) is less than the exercise price of the Common Warrants on the Reset Date, then the exercise price of the Common Warrants shall be decreased to the Reset Price. “Reset Price” means 100% of the arithmetic average of the daily VWAPs during the five trading days immediately preceding the Reset Date, provided, that in no event shall the Reset Price be less than $0.574 per share (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the securities purchase agreement).

The Pre-funded Warrants contained in the Pre-funded Units were sold to Purchasers whose purchase of Common Units in the Offering would have otherwise resulted in such Purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding Common Stock immediately following the consummation of the Offering. The exercise price of each Pre-funded Warrant is $0.001 per share. The Pre-funded Warrants are exercisable immediately and may be exercised at any time until all of the Pre-funded Warrants are exercised in full.

Pursuant to the Purchase Agreement and the Placement Agency Agreement (as defined below), until ninety (90) days after the Closing Date, the Company shall not, directly or indirectly, offer or issue any securities (or enter into any agreement with respect thereto), or file any registration statement or amendment or supplement thereto, subject to certain exceptions. Further, until six months after the Closing Date, the Company may not enter into any variable rate transactions. The Purchase Agreement also contains customary representations and warranties that the parties thereto made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of the Purchase Agreement and in the context of the specific relationship between the parties, as well as certain indemnification obligations of the Company and other ongoing covenants for the Company.

Maxim Group LLC acted as the sole placement agent (the “Placement Agent”) on a “best efforts” basis in connection with the Offering and pursuant to a placement agency agreement (the “Placement Agency Agreement”) dated as of June 21, 2024, between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to seven percent (7.0%) of the gross proceeds received by the Company from the sale of securities sold in the Offering and repay the Placement Agent for out of pocket expenses not to exceed $100,000.

Pursuant to the Placement Agency Agreement, if within twelve (12) months following the Closing Date, the Company completes any financing of equity, equity-linked, convertible or debt or other capital raising activity with, or receives any proceeds from, any of the investors contacted or introduced by the Placement Agent in connection with the Offering, then the Company will pay the Placement Agent 7% of the proceeds of such financing upon the closing of such financing or receipt of such proceeds.

We have also agreed in the Placement Agency Agreement to grant the Placement Agent a right of first refusal for a period of eighteen (18) months from the Closing Date, to act as sole managing underwriter and sole book runner, sole placement agent, or sole sales agent, for any and all future public or private equity, equity-linked or debt (excluding commercial bank debt) offerings for which we retain the service of an underwriter, agent, advisor, finder or other person or entity in connection with such offering during such eighteen (18) month period of the Company (and any successor thereto).

The foregoing descriptions the Purchase Agreement, Common Warrant, Pre-Funded Warrant and the Placement Agency Agreement are qualified by reference to the full text of which documents, which are filed as Exhibits 10.1, 4.1, 4.2, and 1.1, respectively, to this Current Report on Form 8-K.

Item 8.01 Other Events.

On June 24, 2024 the Company issued a press release regarding the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit
1.1	Placement Agency Agreement
4.1	Form of Warrant
4.2	Form of Pre-funded Warrant
10.1	Form of Securities Purchase Agreement
99.1	Press release, dated June 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2024	Kaival Brands Innovations Group, Inc.

	By:	/s/ Nirajkumar Patel
Nirajkumar Patel
Chief Executive Officer